UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2010

TANDY BRANDS ACCESSORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18927	75-2349915
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3631 West Davis, Suite A Dallas, Texas	75211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 519-5200

690 East Lamar Blvd., Suite 200 Arlington, Texas 76011
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 1, 2010, Tandy Brands Accessories, Inc. (the “Company”) announced a plan to close its distribution facility and office located in Yoakum, Texas and consolidate its distribution operations into the Company’s distribution center located in Dallas, Texas (the “Consolidation”). The Company plans to complete the Consolidation by May 2010. The Company expects the Consolidation to improve customer service, increase operational efficiencies and reduce annualized operating expenses. A copy of the press release announcing the Consolidation is filed as Exhibit 99.1 to this current report.

The primary component of the Consolidation involves reducing employee headcount by approximately 100 individuals. In connection with this reduction, the Company currently expects to incur pretax charges of approximately $1 million to $2 million, all of which relate to one-time termination benefits, in the second half of its fiscal year ending June 30, 2010.

This Current Report on Form 8-K contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” variations of such words, and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections of future financial performance, anticipated growth and trends in the Company’s business, and other characterizations of future events or circumstances are forward-looking statements. The Company has based these forward looking statements on management’s current expectations about future events, estimates and projections about the industry in which the Company operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those suggested by these forward-looking statements for various reasons. For information about the factors that could cause such differences, please refer to the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements included in this report are made only as of the date hereof. Except as required under federal securities laws and the rules and regulations of the United States Securities and Exchange Commission, the Company does not undertake, and specifically declines, any obligation to update any of these statements or to publicly announce the results of any revisions to any forward-looking statements after the distribution of this report, whether as a result of new information, future events, changes in assumptions, or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Press Release, dated February 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY BRANDS ACCESSORIES, INC.

Date: February 3, 2010	By:	/s/ N. Roderick McGeachy, III
N. Roderick McGeachy, III President and Chief Executive Officer

3